UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

(Amendment No.1)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[  ]      Definitive Additional Materials

[  ]      Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

MTS MEDICATION TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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August 13, 2007

Dear Stockholder:

        You are invited to attend the Annual Meeting of Stockholders of MTS Medication Technologies, Inc., which will be held at MTS’s executive offices located at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702 on ~~Thursday, September 13~~ Wednesday, September 19, 2007 at 10:00 a.m., Eastern Time.

        The notice of the Meeting and Proxy Statement on the following pages covers the formal business of the Meeting. Whether or not you expect to attend the Meeting, please sign, date and return your proxy promptly in the enclosed envelope to assure your stock will be represented at the Meeting. If you decide to attend the Annual Meeting and vote in person, you will, of course, have that opportunity.

        The continuing interest of the stockholders in the business of MTS Medication Technologies, Inc., is gratefully acknowledged. We hope many will attend the Meeting.

Sincerely,

Michael P. Conroy
Secretary

MTS MEDICATION TECHNOLOGIES, INC.

2003 Gandy Boulevard North, Suite 800
St. Petersburg, Florida 33702

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

~~September 13~~September 19, 2007

        The Annual Meeting of Stockholders (the “Meeting”) of MTS Medication Technologies, Inc. (the terms “MTS,” “we,” “our” or “us” in the Proxy Statement refer to MTS Medication Technologies, Inc.) will be held at MTS’s executive offices located at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702 on ~~Thursday, September 13~~Wednesday, September 19, 2007 at 10:00 a.m., Eastern Time, for the following purposes.

1.	To elect six members to MTS’s board of directors (the “Board”), each of whom will serve until the 2008 annual meeting of stockholders, and until their successors have been duly elected and qualified;

2.	To approve the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan;

3.	To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as MTS’s independent certified public accountants for the fiscal year ending March 31, 2008; and

4.	To transact such other business as may properly come before the Meeting or any adjournment of the Meeting.

        The Board has fixed the close of business on July 26, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. A list of all stockholders entitled to vote at the Meeting will be available for examination at our principal executive offices located at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702, for the 10 days before the Meeting between the hours of 9:00 a.m. and 5:00 p.m., Eastern Time, as well as during the Meeting.

        This Proxy Statement, proxy card and MTS’s 2007 Annual Report to Stockholders are being mailed on or about ~~August 10~~ August 17, 2007. Stockholders are requested to vote, date, sign and promptly return the enclosed proxy in the envelope provided for that purpose, WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE MEETING.

By Order of the Board,

Michael P. Conroy
Secretary

St. Petersburg, Florida
August 13, 2007

i

MTS MEDICATION TECHNOLOGIES, INC. PROXY STATEMENT

MEETING AND PROXY SOLICITATION INFORMATION

QUESTIONS AND ANSWERS

Q:	Why did you send me this Proxy Statement?

A:	We sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy on behalf of MTS to vote your shares at the Meeting. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting.

Q:	What is the approximate date on which the Proxy Statement and enclosed form of proxy are first being sent to stockholders?

A:	~~August 10~~ August 17, 2007.

Q:	When is the Meeting and where will it be held?

A:	The Meeting will be held on ~~Thursday, September 13~~ Wednesday, September 19, 2007 at 10:00 a.m., Eastern Time, at MTS's executive offices located at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702.

Q:	What may I vote on?

A:	1. The election of six directors to hold office until the 2008 annual meeting of stockholders;

2. The approval of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan and

3. The ratification of the appointment of Grant Thornton as our independent certified public accountants for the fiscal year 2008.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends a vote FOR the proposals.

Q:	Who is entitled to vote?

A:	Only those who owned MTS stock at the close of business on July 26, 2007 (the "Record Date") are entitled to vote at the Meeting.

Q:	How do I vote?

A:	You may vote your shares either in person or by proxy. Whether you plan to attend the Meeting and vote in person or not, we urge you to complete the enclosed proxy card and return it promptly in the enclosed envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR all the proposals. You have the right to revoke your proxy at any time before the Meeting by either:

1.	notifying MTS’s Corporate Secretary;

2.	voting in person; or

3.	returning a later-dated proxy card.

Q:	How many shares can vote?

A:	As of the Record Date, MTS had outstanding approximately 6,275,905 shares of common stock, par value $.01 per share (the “Common Stock”) entitled to one vote per share.

Q:	What is a “quorum”?

A:	A “quorum” is a majority of MTS’s issued and outstanding capital stock. Stockholders may be present at the Meeting or represented by duly executed proxies. There must be a quorum for the Meeting to be held and a proposal must receive more than 50% of the votes cast to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention. If a broker, bank, custodian, nominee or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present and considered part of a quorum, but will not be counted in the tally of votes FOR or AGAINST a proposal.

Q:	What is the required vote for the proposals to pass?

A:	With regard to the proposal for the election of directors, the required vote is a plurality of the votes cast at a meeting at which a quorum is present. With regard to the proposals for (1) the approval of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan; and (2) the ratification of the appointment of Grant Thornton as our independent registered public accountants for our fiscal year 2008, each must receive the affirmative vote of the holders of a majority of the voting power of our issued and outstanding stock entitled to vote, present in person or represented by proxy.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Meeting, your signed proxy card gives authority to Todd E. Siegel and Michael P. Conroy, or either of them, to vote on such matters in their discretion.

Q:	When are the stockholder proposals for the next Meeting of Stockholders due?

A:	All stockholder proposals to be considered for inclusion in next year’s Proxy Statement and form of proxy must be submitted in writing and comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), and must be received by MTS no later than ~~April 13~~ April 19, 2008. In addition, the proxy solicited by the Board for the 2008 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless MTS is provided with notice of such proposal by ~~June 27~~ July 3, 2008. Any proposals or notices of proposals must be mailed to our principal executive offices located at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida, 33702, Attention: Corporate Secretary.

Q:	Who will pay for this proxy solicitation?

A:	We will pay all the costs of soliciting these proxies. In addition to mailing proxy solicitation material, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	If I need further assistance, whom should I contact?

A:	Please contact Michael P. Conroy, Corporate Secretary, by mail at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida, 33702 or by phone at (727) 576-6311.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of July 26, 2007, certain information regarding the beneficial ownership of Common Stock by: (i) each of MTS’s directors and nominees; (ii) each executive officer named in the Summary Compensation Table; (iii) each person who is known by MTS to be the beneficial owner of more than 5% of the outstanding shares of Common Stock and (iv) all directors and executive officers of MTS as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Common Stock Voting Percentage

Directors and Other Named Executive Officers
Todd E. Siegel, individually and through the Siegel Family QTIP Trust (2)	1,715,733	27.3%
Allen S. Braswell (3)	8,750	*
Michael P. Conroy	26,416	*
Chet Borgida	–	–
David W. Kazarian (4)	55,236	*
John Stanton (5)	89,686	1.4%
Michael D. Stevenson (6)	163,988	2.6%
Irv I. Cohen	–	–
Dennis H. Ayo (7)	80,000	1.3%
Perry W. Larson (8)	51,000	*
All Officers and Directors as a Group (12 persons) (9)	2,236,809	33.9%
Principal Stockholder
Boston Partners Asset Management, L.L.C. (10) 28 State Street, 20th Floor Boston, MA 02109	382,820	6.1%

*Less than 1% of the outstanding Common Stock.

(1)	The business address for the directors and other named executive officers is 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702.

(2)	Mr. Siegel is the trustee of the Siegel Family QTIP Trust, established pursuant to the Siegel Family Revocable Trust (the “Trust”), and accordingly controls the shares of Common Stock beneficially owned by the Trust. Mr. Siegel is the managing partner of JADE Partners (the “Partnership”) and accordingly controls the shares of Common Stock owned by the Partnership. Mr. Siegel owns 119,608 shares of Common Stock individually, including 1,100 shares held by his son, over which Mr. Siegel disclaims beneficial ownership. The Partnership owns 1,596,125 shares of Common Stock.

(3)	Includes options exercisable within 60 days of July 26, 2007 to acquire 8,750 shares of Common Stock.

(4)	Includes (i) options exercisable by Mr. Kazarian within 60 days of July 26, 2007 to acquire 30,200 shares of Common Stock; and (ii) 1,250 shares of Common Stock held by his wife, over which Mr. Kazarian disclaims beneficial ownership.

(5)	Includes options exercisable within 60 days of July 26, 2007 to acquire 39,400 shares of Common Stock.

(6)	Includes options exercisable within 60 days of July 26, 2007 to acquire 70,000 shares of Common Stock.

(7)	Includes options exercisable within 60 days of July 26, 2007 to acquire 80,000 shares of Common Stock

(8)	Includes options exercisable within 60 days of July 26, 2007 to acquire 51,000 shares of Common Stock.

(9)	Includes (i) 325,350 shares subject to options held by seven executive officers (including one employee director), four non-employee directors and one non-employee director nominee; (ii) 1,100 shares of Common Stock held by Mr. Siegel’s son, over which Mr. Siegel disclaims beneficial ownership; and (iii) 1,250 shares of Common Stock held by Mr. Kazarian’s wife, over which Mr. Kazarian disclaims beneficial ownership.

(10)	The amount shown and the following information is derived from a Schedule 13G/A filed by Boston Partners Asset Management, L.L.C. (“Boston Partners”), reporting beneficial ownership as of December 31, 2006. According to the Schedule 13G/A, Boston Partners has sole voting power and sole dispositive power over 382,820 shares of Common Stock.

MANAGEMENT

        Set forth below is certain information, as of July 26, 2007, with respect to each person who is currently a director or executive officer of MTS.

Name	Positions Held (1)	Age	Year First Became a Director

Todd E. Siegel	Chairman of the Board, President and Chief Executive Officer	49	1986
Michael P. Conroy	Chief Financial Officer, Vice President and Corporate Secretary	59	N/A
Allen S. Braswell (2)	Director	49	2005
Chet Borgida	Standing for Election as Director (3)	62	2007
Irv I. Cohen (2)	Director	56	2006
David W. Kazarian (2)	Director	65	1988
John Stanton (2)	Director, Vice Chairman of the Board	58	1996
Michael D. Stevenson	Vice President and Chief Operating Officer	44	N/A
Dennis H. Ayo	Vice President, Business Development	49	N/A
Perry W. Larson	Vice President, Sales and Marketing	49	N/A
Teresa Dunbar	Controller	38	N/A
Peter Williams	Managing Director, MTS Medication Technologies International™, Ltd.	46	N/A

(1)	Each director serves a one year term that expires as of the Meeting or when a successor is duly elected and qualified.

(2)	Messrs. Braswell, Cohen, Kazarian and Stanton served on the Compensation Committee, the Audit Committee and the Nominating Committee during the 2007 fiscal year.

(3)	The Nominating Committee recommended Mr. Borgida for election as director.

        Todd E. Siegel.   Mr. Siegel became our President and Chief Executive Officer in 1992 and has served as a director of MTS since 1986. Mr. Siegel served from 1988 to 1992 as Executive Vice President and Chief Operating Officer of MTS and from 1985 to 1988 as Vice President of Sales. Additionally, Mr. Siegel served as our Secretary from 1986 to 1996. See “Certain Transactions” and “Employment Agreements.” Mr. Siegel currently serves as a director of Halo, Inc., the Pediatric Cancer Foundation and certain other non-profit organizations.

        Michael P. Conroy.   Mr. Conroy served as Chief Financial Officer, Vice President, Secretary and director of MTS from 1996 to 2004, when he retired from MTS. Prior to 1996, Mr. Conroy was President of CFO Financial Services, Inc. In June 2006, Mr. Conroy was reappointed Chief Financial Officer, Vice President and Secretary of MTS. Mr. Conroy serves as a director of the H. Lee Moffitt Cancer Center Foundation.

        Chet Borgida.   Mr. Borgida was an accountant with Arthur Andersen & Company from 1967 to 1975. In 1975, he joined Grant Thornton and was admitted to the partnership in 1977. In addition, Mr. Borgida was Partner-in-Charge of Grant Thornton’s Long Island office, as well as the founder and the national director of its Capital Markets Group. Mr. Borgida retired from Grant Thornton in 2001. That same year, he joined Cross Media Marketing, where he served as Chief Financial Officer until June 2003, at which time Cross Media Marketing filed a plan of liquidation in a bankruptcy proceeding. Since March 2006, Mr. Borgida has been the Chief Operating Officer of Naples Realty Group, LLC. Mr. Borgida serves as a director and the Audit Committee Chair of Warren Resources, Inc (a publicly traded company). He also served as a director and the Audit Committee Chair of Correctional Services Corporation (a publicly traded company) from 2002 through the sale of the company in 2005. Mr. Borgida is a Certified Public Accountant in New York and Florida and a member of the American Institute of Certified Public Accountants.

        Allen S. Braswell.   Mr. Braswell has served as a director of MTS since 2005. In 2007, he became President of Pico-Tesla Magnetic Therapies, LLC. Mr. Braswell has been a member of the Board of Directors of Suntron Corp. (a publicly traded company) since 1998, and has served on its audit and governance committees and as chairman of a special committee representing minority stockholders in matters related to an earlier merger. Prior to that time, he was President of Jabil Global Services, Vice President of EFTC Services, President/CEO of Circuit Test Inc. and an attorney in practice with Tanney, Ford, Donahey, Eno and Mills, P.A. Mr. Braswell attended the U.S. Military Academy (West Point) and graduated from the University of Florida with a bachelor’s degree in finance. He received his J.D. degree from University of Florida School of Law.

        David W. Kazarian.   Mr. Kazarian has served as a director of MTS since 1988. Mr. Kazarian also serves as a director of Delta RF Technology, Inc., a privately held corporation that manufactures computer components for an international customer base.  Prior to its sale in December 1990, Mr. Kazarian and his wife owned and operated Kazarian Pharmacy. Since March 1991, Mr. Kazarian has been the founder and President of Infuserve America, Inc., a firm involved in the home health care business. He is also currently the president of the Kazarian Group Consultants which provides consulting services for certain surgical centers in Pinellas County, Florida and Nursing homes in Connecticut and Massachusetts. Mr. Kazarian received his bachelor’s degree in pharmacy from the University of Florida’s School of Pharmacy.

        John Stanton.   Mr. Stanton has served as a director of MTS since 1996. Mr. Stanton has served as the Chairman of the Board and Chief Executive Officer of EarthFirst Technology, Inc. (“EarthFirst”) since May 2000 and also served as EarthFirst’s President at various times during the same period. Since 1981, Mr. Stanton has served in various capacities, including most recently Chief Executive Officer and President of Florida Engineered Construction Products Corporation, which is a privately owned company. Mr. Stanton also serves as President of Octofoil, Inc., an entity that assists other companies with strategic planning, and the Chairman of the Board and Chief Financial Officer of Nanobac Pharmaceuticals, Inc.

        Michael D. Stevenson.   Mr. Stevenson was selected as our Vice President and Chief Operating Officer in July 2000. Prior to his selection as Vice President and Chief Operating Officer, Mr. Stevenson served MTS in several capacities, including General Manager since 1987. Mr. Stevenson’s employment with MTS began in 1986.

        Irv I. Cohen.   Mr. Cohen has served as a director of MTS since 2006. He is currently the President and Chief Executive Officer of Southeast Capital Ventures. From 2005 to 2006, Mr. Cohen was the Executive Vice President of GunnAllen Financial. Prior to that, Mr. Cohen was President of JPMorgan Treasury Technologies Corporation from 2000 to 2005. Mr. Cohen’s prior experience includes serving as a Managing Director and Chief Operating Officer of ABN AMRO Incorporated, Fixed Income and Treasury Division, from 1996 to 2000; and as Chief Operating Officer and Chief Financial Officer of Barclays Group Inc. – North America and Barclays Bank PLC, from 1987 to 1996. Mr. Cohen currently serves on the Boards of DHS Technologies, Persystent Technologies, as well as several other financial industry, education and non-profit boards.

        Dennis H. Ayo.   Mr. Ayo has been our Vice President, Business Development, since April 2007. From October 2004 to March 2007, he was our Senior Vice President, Sales and Marketing. From October 2003 to 2004, he was our Director of Automation Business Development. From 1999 to 2003, Mr. Ayo was Senior Vice President of Worldwide Business Development for Jabil Global Services.

        Perry W. Larson.   Mr. Larson has been our Vice President, Sales and Marketing since April 2005. From October 2004 to April 2005, he was our Director of Sales. From April 2003 to October 2004, Mr. Larson was the Director of Sales for Financial Resources of America. From August 1999 to April 2003, Mr. Larson was a LTC Specialist for Farmers Group, Inc.

        Teresa S. Dunbar.   Ms. Dunbar has been the Controller since September 2004. From 2000 to 2004, Ms. Dunbar was the Controller for Trac Communications.

        Peter A. Williams.  Mr. Williams has been the Managing Director of MTS Medication Technologies International, Ltd. since September 2003. Mr. Williams was a Consultant Pharmacist to MTS from 2000 to 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

        Based solely on our review of the copies of such reports received by us and written representations from certain reporting persons, nine Form 4s were not timely filed. Each of Messrs. Braswell, Kazarian and Stanton filed one late Form 4. Mr. Braswell and Mr. Stanton each reported one late transaction and Mr. Kazarian reported three late transactions. In 2004, Mr. Stevenson incorrectly filed a Form 4 reporting receipt of restricted stock. Instead, Mr. Stevenson should have filed three separate Form 4s, which he failed to file, for the direct issuance of shares. Eureka I, L.P. failed to file a Form 4 reporting the complete redemption of its preferred stock in December 2006. Ms. Dunbar failed to file a Form 4 in 2005 and a Form 4 in 2006 reporting two separate option grants. Each of Ms. Dunbar’s transactions was recently reported on a late Form 4. In addition, Mr. Williams and Mr. Larson each failed to timely file a Form 3. Both Form 3s have been subsequently filed reporting option holdings. We believe that during fiscal year 2007 all other of our officers, directors and greater than 10% beneficial owners timely complied with all applicable filing requirements.

INDEPENDENT AUDITORS

        Our consolidated financial statements for the year ended March 31, 2007 have been audited by Grant Thornton, as an independent auditor. The Audit Committee has selected Grant Thornton as the independent auditor to perform our audit for the current year ending March 31, 2008. Representatives of Grant Thornton are expected to be present at the Meeting in order to make a statement if they so desire and to respond to appropriate questions.

        Audit Fees

        The aggregate fees billed by Grant Thornton for professional services rendered in connection with the audit of our financial statements included in our Annual Report on Form 10-K for fiscal year 2007, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during fiscal year 2007, totaled $232,000. The aggregate fees billed by Grant Thornton for professional services rendered in connection with the audit of our financial statements included in our Annual Report on Form 10-K for fiscal year 2006, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during fiscal year 2006 totaled $230,000.

        Audit-Related Fees

        The aggregate fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit of our financial statements included in our Annual Report on Form 10-K for fiscal year 2007, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during fiscal year 2007, that are not included in the above captioned “Audit Fees” above totaled $83,000. The aggregate fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit of our financial statements included in our Annual Report on Form 10-K for fiscal year 2006, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during fiscal year 2006, that are not included in the above captioned “Audit Fees” above totaled $73,000.

        The fees for assurance and related services were primarily related to research of accounting issues that could potentially affect our financial statements.

        Tax Fees

        The aggregate fees billed by Grant Thornton for tax services, including tax compliance, tax advice and tax planning, totaled $49,000 for fiscal year 2007 and $28,000 for fiscal year 2006.

        All Other Fees

        The aggregate fees billed by Grant Thornton for any services other than as referenced in the above captioned “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were $6,000 in fiscal year 2007. The aggregate fees billed in fiscal year 2006 that fall into this “All Other Fees” category were $0.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all auditing services and permitted non-audit services to be performed for MTS by Grant Thornton, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent auditors include the Audit Committee reviewing a budget for audit services, audit-related services, tax services and other services. The budget includes a description of, and a budgeted amount for, particular categories of non-audit services that are anticipated at the time the budget is submitted and consideration by the Audit Committee, after discussing, its members approves those services it deems appropriate. Approval from the Audit Committee would be required to exceed the approved budgeted amount for a particular category of services or to engage the independent auditors for any services not included in the approved budget. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.

        During the 2007 fiscal year, all of the services described in “Audit Fees,” “Audit-Related Fees,” Tax Fees” and “All Other Fees” were approved by the Audit Committee in accordance with the foregoing policy on auditor independence. The Audit Committee considered whether provision of the above non-audit services is compatible with maintaining such firm’s independence and satisfied itself as to Grant Thornton’s independence.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis is designed to explain the material elements of compensation paid to our executive officers and provide the material factors underlying our compensation policies and decisions. The information in this Compensation Discussion and Analysis provides context for the compensation disclosures in the tables that follow and should be read along with those disclosures.

        Overview

        We have designed and implemented our compensation programs for our executive officers to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with MTS for long and productive careers. Our compensation elements are designed to simultaneously satisfy one or more of our performance, alignment and retention objectives. These elements consist of base salary, annual bonus and equity compensation. In deciding on the type and amount of compensation for each executive officer, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive officer’s contribution to MTS.

        Primary Objectives of Compensation

        Our executive compensation program is designed to attract, retain and motivate our executive officers in a manner that is tied to the achievement of our overall operating and financial goals. One of our primary goals is to increase our overall equity value. In addition, we intend for our compensation program to: (i) provide fair compensation to executives based on their performance and contributions to MTS, (ii) provide incentives to attract and retain key executives and (iii) instill a long-term commitment to MTS and develop pride and a sense of ownership of MTS, all in a manner consistent with stockholders’ interests.

        While our Compensation Committee reviews the total compensation paid to each of our executive officers, we view each element of our compensation program to be distinct. In other words, a significant amount of compensation paid to an executive in the form of one element will not necessarily cause us to reduce another element of the executive officer’s compensation. We determine the appropriate levels of our total compensation, and each compensation element, based on several factors, such as an informal benchmarking of our compensation levels to those paid by comparable companies, our overall performance, each individual executive officer’s performance, the desire to maintain internal equity and consistency among our executive officers and other considerations that we deem to be relevant. We have not currently adopted any formal or informal policy for allocating compensation between long-term and short-term, between cash and non-cash or among the different forms of non-cash compensation.

        Currently, our Compensation Committee is responsible for reviewing the overall goals and objectives of MTS’s executive compensation programs, as well as our compensation elements and plans, and making any changes to such goals, objectives and plans. In addition, our Compensation Committee is responsible for evaluating the performance of each of our executive officers, approving the compensation level of each of our executive officers, establishing criteria for granting stock options to our executive officers and other employees and approving such stock option grants. Our Compensation Committee is expected to perform each of these tasks annually and may, in its discretion, solicit the input of any of our executive officers, any of our other employees or any other independent consultant or advisor.

        Compensation Components

        We currently believe that it is in the best interests of our stockholders and our executive officers that our compensation program, and each of its elements, remain fairly simple and straightforward. This relative simplicity should reduce the time and cost involved in setting our compensation policies and calculating the payments under such policies, along with increasing the transparency of, and thus furthering our investors’ understanding of, such policies.

        Specifically, our executive compensation program in fiscal year 2007 consisted of three primary elements: (1) base salary; (2) incentive payments under MTS’s Management Bonus Plan, which may be earned annually depending on MTS’s profits; and (3) equity compensation consisting of stock options and, for certain executives, restricted stock.

        Base Salary. The base salaries of MTS executive officers are based on MTS’s performance for the prior fiscal year and upon a subjective evaluation of each executive officer’s contribution to that performance. In evaluating overall MTS performance, the primary focus is on MTS’s financial performance for the year as measured by earnings before interest, taxes, depreciation and amortization; return on capital employed and net income. Other criteria, including equal employment performance and whether MTS conducts its operations in accordance with the business and social standards expected by its associates, stockholders and the communities in which it operates are also considered. We believe that our base salaries are an important element of our executive compensation program because they provide our executive officers with a steady income stream that is not directly contingent upon our overall performance. We annually review our base salaries, and may adjust them from time to time based on our performance and market trends, along with the applicable executive officer’s responsibilities, performance and experience.

        Annual Bonus. We utilize annual incentive cash bonuses to reward each of our named executive officers when we achieve certain company-level financial objectives and the applicable executive officer achieves certain individual performance objectives. Company-level and individual performance objectives are measured on an annual basis.

        Our annual cash bonuses, as opposed to our equity grants, are designed to more immediately reward our executive officers for their performance during the most recent year. We believe that the immediacy of these cash bonuses, in contrast to our equity grants, provides a significant incentive to our executive officers towards achieving their respective individual objectives, and thus our company-level objectives. Accordingly, we believe our cash bonuses are an important motivating factor for our executive officers, in addition to being a significant factor in attracting and retaining our executive officers.

        Each fiscal year, we pay annual cash bonuses to our executive officers that range from 15% to 50% of their respective salaries based on our amount of earnings before interest, taxes, depreciation and amortization for such fiscal year. In the 2007 fiscal year, we paid each of our named executive officers a cash bonus equal to 25% of his base salary.

        Equity Compensation. Stock options are granted from time to time under MTS’s Employee Stock Option Plan in order to link executives’ compensation to the long-term financial success of MTS. Stock options are generally priced at 100% of the closing price of our Common Stock on the day of grant. Generally, the stock options vest immediately. In addition to stock options, certain executive officers may elect to receive restricted stock in lieu of cash compensation pursuant to the terms of their respective employment agreements.

        Severance and Change of Control Arrangements. As discussed in more detail in the “Employment Agreements and Change of Control Agreements” section below, certain of our executive officers are entitled to certain benefits upon the termination of their respective employment agreements. The severance agreements are intended to mitigate some of the risk that our executive officers may bear in working for a developing company like ours.

        Other Compensation. Our executive officers currently are entitled to participate in our health, life and disability insurance plans and our 401(k) plan to the same extent that our employees are entitled to participate.

2007 Summary Compensation Table

        The following table summarizes, for the fiscal year ended March 31, 2007, the compensation paid to or earned by our Chief Executive Officer, our Chief Financial Officer and our three most highly compensated executive officers, other than our Chief Executive Officer and our Chief Financial Officer, as of March 31, 2007. We refer to these officers as the named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principle Position	Fiscal Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Todd E. Siegel, President and Chief Executive Officer	2007	286,416	–	–	71,710	25,192 (1)	383,318
Michael P. Conroy, Chief Financial Officer, Vice President and Corporate Secretary	2007	184,586 (2)	–	–	46,250	11,536 (3)	242,372
Michael D. Stevenson, Vice President and Chief Operating Officer	2007	164,005	30,750	–	41,062	10,893 (4)	246,710
Dennis H. Ayo, Vice President, Business Development	2007	162,000	–	–	40,560	8,059 (5)	210,619
Perry W. Larson, Vice President, Sales and Marketing	2007	106,038	–	–	33,986	8,630 (6)	148,654

(1)	Includes (i) $9,000 auto allowance; (ii) $1,891 contribution to Mr. Siegel’s 401(k) plan; (iii) $12,781 for Mr. Siegel’s health insurance premium; (iv) $1,419 premium for a disability and life insurance policy; and (v) $101 premium for a life insurance policy.

(2)	Includes consulting fees in the amount of $37,298 paid to Mr. Conroy for services rendered as interim Chief Financial Officer (March 2006 — June 2006).

(3)	Includes (i) $7,500 auto allowance; (ii) $2,035 contribution to Mr. Conroy’s 401(k) plan; and (iii) $2,000 paid for financial planning services.

(4)	Includes (i) $9,000 auto allowance; and (ii) $1,893 contribution to Mr. Stevenson’s 401(k) plan.

(5)	Includes (i) $6,900 auto allowance; and (ii) $1,159 contribution to Mr. Ayo’s 401(k) plan.

(6)	Includes (i) $6,900 auto allowance; and (ii) $1,730 contribution to Mr. Larson’s 401(k) plan.

Option Grants in Fiscal Year 2007

        There were no option grants to any executive officer during the fiscal year ended March 31, 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

        The following table provides information on the current holdings of stock options by the named executive officers. This table includes unexercised and unvested option awards. Each equity grant is shown separately for each named executive. The vesting schedule for each grant is shown following this table, based on the option grant date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards

	Number of Securities	Number of Securities
Name and	Underlying Unexercised	Underlying Unexercised	Option	Option
Principal Position	Options (#) Exercisable	Options (#) Unexercisable	Exercise Price ($)	Expiration Date

Todd E. Siegel
President and
Chief Executive Officer	–	–	–	–

Michael P. Conroy
Chief Financial Officer
Vice President and
Corporate Secretary	–	–	–	–

Michael D. Stevenson
Vice President and
Chief Operating Officer	20,000	–	$1.88	07/25/10

Dennis H. Ayo	20,000	40,000 (1)	$4.47	10/31/13
Vice President	10,000	–	$5.65	06/23/14
Business Development	50,000	–	$6.55	02/24/15

Perry W. Larson	30,000	–	$6.50	10/22/14
Vice President	11,000	–	$6.55	02/24/15
Sales and Marketing	10,000	–	$6.00	03/31/16

(1)	These options vest based on certain sale levels of certain MTS’s products.

Option Exercises in Fiscal Year 2007

        The following table provides information, for the named executive officers, on stock option exercises during fiscal year 2007, including the number of shares acquired upon exercise and the value realized.

OPTION EXERCISES TABLE

Option Awards

Number of Shares
Name and Principal Position	Acquired on Exercise	Value Realized on Exercise
	(#)	($)

Todd E. Siegel, President and Chief Executive Officer	–	–
Michael P. Conroy, Chief Financial Officer, Vice President and Corporate Secretary	–	–
Michael D. Stevenson, Vice President and Chief Operating Office	40,000	$324,000
Dennis H. Ayo, Vice President, Business Development	–	–
Perry W. Larson, Vice President, Sales and Marketing	–	–

Employment Agreements and Change of Control Agreements

        We have entered into certain employment agreements with each of our named executive officers. In the context of these employment agreements, a change in control is deemed to have taken place if (i) any person, including a “group” as defined in Section 13(d)(3) of the Exchange Act (but excluding Todd Siegel, JADE Partnership, the Siegel Family Revocable Trust and any entity controlled by Todd Siegel) becomes the owner (whether by merger, stock acquisition or otherwise) of more than 50% of the combined voting power of MTS and (ii) as a result, 50% or more of the directors are replaced.

        Todd E. Siegel.   On July 1, 2003, MTS entered into a new employment agreement with Todd E. Siegel whereby Mr. Siegel agreed to serve as our President and Chief Executive Officer. Mr. Siegel’s employment agreement is for a five year term. The agreement provides that Mr. Siegel’s base salary for the period from April 1, 2007 through March 31, 2008 will be $298,313. In addition, Mr. Siegel is entitled to receive an annual bonus equal to up to 50% of his base salary if we achieve certain levels of earnings before interest, taxes, depreciation and amortization in each fiscal year. Mr. Siegel’s employment agreement imposes restrictive covenants that are effective during the term of the agreement and a two year period following termination of the agreement. Under Mr. Siegel’s employment agreement, he is entitled to certain payments and benefits in the event of a change of control, or if we terminate him without cause.

        If, after the date of a change of control and within the remaining term of his employment agreement, (1) Mr. Siegel’s employment is terminated without cause, (2)(a)(i) there is a material reduction in Mr. Siegel’s compensation or employment related benefits, (2)(a)(ii) there is a material change in Mr. Siegel’s status, working conditions or management responsibilities or (2)(a)(iii), there is a material change in the business objectives or policies, and (2)(b) Mr. Siegel voluntarily terminates his employment within 60 days of any such occurrence, then Mr. Siegel will receive a lump sum payment equal to 2.99 times his current base salary, in addition to other compensation that would otherwise be owed to Mr. Siegel if no change of control occurred (including annual bonus, expenses, subsidiary and affiliate payments, unused vacation days, employee benefit programs, automobile allowance and financial and tax planning reimbursements). Assuming Mr. Siegel’s employment was terminated without cause by us on March 31, 2007 (and assuming a change of control occurred prior to his termination), we would pay $856,384 (the amount equal to 2.99 times Mr. Siegel’s base salary for the 2007 fiscal year) to Mr. Siegel (under the assumption that the other compensation identified above was properly paid to Mr. Siegel prior to, or upon, his termination).

        If Mr. Siegel’s employment agreement is terminated without cause by us, we must (i) pay Mr. Siegel 2.99 times his base salary in the fiscal year next immediately preceding the fiscal year in which he is terminated and (ii) assign Mr. Siegel a life insurance policy insuring his life and prior to that assignment, satisfy the balance of all premiums owed on the assigned policy. Assuming Mr. Siegel’s employment agreement was terminated without cause by us on March 31, 2007, we would (i) pay to Mr. Siegel $824,666 (the amount equal to 2.99 times Mr. Siegel’s base salary for the 2006 fiscal year); and (ii) immediately assign to Mr. Siegel a life insurance policy insuring his life.

        Michael P. Conroy.   On February 9, 2007, we entered into an employment agreement with Michael P. Conroy whereby Mr. Conroy agreed to serve as our Chief Financial Officer. The employment agreement will terminate on March 31, 2008 and will automatically extend for additional one year terms unless either party provides written notice of termination at least 60 days prior to the expiration of the initial term of the agreement or any extension thereof. The employment agreement provides for a base salary of $185,000, subject to annual review, and may be increased in our discretion. This amount may not be decreased without Mr. Conroy’s advance consent to the proposed decrease. The employment agreement also provides that Mr. Conroy shall be eligible for an annual bonus calculated as a certain percentage of his annual base salary, based on our achievement of certain levels of earnings before interest, taxes, depreciation and amortization. Mr. Conroy’s employment agreement imposes restrictive covenants that are effective during the term of the agreement and a two year period following termination of the agreement. Under Mr. Conroy’s employment agreement, he is entitled to certain payments and benefits in the event of a change of control, or if we terminate him without cause.

        If there is a change of control and, within twelve months after the date of a change of control, (1) Mr. Conroy’s employment is terminated without cause; (2) there is a material reduction in Mr. Conroy’s compensation or employment related benefits; (3) there is a material change in Mr. Conroy’s status, working conditions or management responsibilities; or (4) there is a material change in the business objectives or policies, then Mr. Conroy will receive separation pay in an amount equal to two years of his current base salary and bonus. Assuming Mr. Conroy’s employment was terminated without cause on March 31, 2007 (and assuming that a change of control occurred within the prior twelve months), we would pay to Mr. Conroy: (i) $370,000 (the amount equal to two years of Mr. Conroy’s base salary for the 2007 fiscal year); and (ii) $46,250 (the amount equal to Mr. Conroy’s bonus for the 2007 fiscal year).

        If Mr. Conroy’s employment agreement is terminated without cause by us, we must pay him for one year at his base salary and any annual bonus earned, prorated for the current year of employment through the date of termination. The payments will be paid to Mr. Conroy in equal installments consistent with the current payment schedule of Mr. Conroy’s base salary and bonus. Assuming Mr. Conroy’s employment agreement was terminated without cause by us on March 31, 2007, we would pay to Mr. Conroy (i) $185,000 (the amount equal to Mr. Conroy’s base salary for the 2007 fiscal year) and (ii) $46,250 (the amount equal to Mr. Conroy’s bonus for the 2007 fiscal year), in equal installments with the current payment schedule from April 1, 2007 to March 31, 2008.

        Michael D. Stevenson.   On April 1, 2004, we entered into an employment agreement with Michael D. Stevenson whereby Mr. Stevenson agreed to serve as a senior executive. The employment agreement had an initial term ending on March 31, 2005 and automatically extends for additional one year terms unless either party provides written notice of termination at least 30 days prior to the expiration of the initial term of the agreement or any extension thereof. The employment agreement provides for a base salary of $151,857 per year, subject to annual review, and may be increased in our discretion. Under Mr. Stevenson’s employment agreement, he was paid an annual salary $164,005 for fiscal year 2007. This amount may not be decreased without Mr. Stevenson’s advance consent to the proposed decrease. The employment agreement also provides that Mr. Stevenson shall be eligible for an annual bonus targeted at a percentage of his base salary, subject to our achievement of certain performance goals. Mr. Stevenson’s employment agreement imposes restrictive covenants that are effective during the term of the agreement and a two year period following termination of the agreement. Under Mr. Stevenson’s employment agreement, he is entitled to certain payments and benefits in the event of a change of control, or if we terminate him without cause.

        If there is a change of control and, within twelve months after the date of a change of control, (1) Mr. Stevenson’s employment is terminated without cause; (2) there is a material reduction in Mr. Stevenson’s compensation or employment related benefits; (3) there is a material change in Mr. Stevenson’s status, working conditions or management responsibilities; or (4) there is a material change in the business objectives or policies, then Mr. Stevenson will receive severance in an amount equal to (i) two times his current base salary; and (ii) his entire long-term incentive bonus. Furthermore, all of Mr. Stevenson’s unvested and unexercised options, if any, will immediately become vested and exercisable. Assuming Mr. Stevenson’s employment was terminated without cause on March 31, 2007 (and assuming that a change of control occurred within the prior twelve months), we would pay to Mr. Stevenson $328,010 (the amount equal to two years of Mr. Stevenson’s base salary for the 2007 fiscal year).

        If Mr. Stevenson’s employment agreement is terminated without cause by us, we must pay to Mr. Stevenson (i) any unpaid base salary through the date of termination; (ii) two times his then current base salary; and (iii) any long term incentive bonus earned during the fiscal year during which Mr. Stevenson was terminated. Assuming Mr. Stevenson’s employment agreement was terminated without cause by us on March 31, 2007, we would pay to Mr. Stevenson (i) any unpaid base salary through the date of termination; (ii) $328,010 (the amount equal to two years of Mr. Stevenson’s base salary for the 2007 fiscal year) in equal installments consistent with Mr. Stevenson’s then-current salary payment schedule; and (iii) $41,062 (the amount equal to Mr. Stevenson’s bonus for the 2007 fiscal year).

        Dennis H. Ayo and Perry W. Larson.   MTS has entered into change in control agreements with Dennis H. Ayo and Perry W. Larson. Each of these changes in control agreements provides that if MTS terminates his employment without cause after a change in control occurs, the executive is entitled to severance in an amount equal to one year of the executive officer’s annual base salary as of the date of termination, which shall be paid in one lump sum payment upon termination. In addition, all of the executive officer’s unvested and unexercised options will immediately become vested and exercisable and shall remain exercisable for a period of 30 days. Each change of control agreement contains restrictive covenants regarding confidentiality, competition and certain other activities deemed to be disruptive to MTS’s business.

        Assuming Mr. Ayo’s employment was terminated without cause by us on March 31, 2007 upon a change in control, (i) we would pay Mr. Ayo $162,000 (the amount equal to one year of Mr. Ayo’s base salary for the 2007 fiscal year), which shall be paid in one lump sum payment upon termination; and (ii) Mr. Ayo’s 40,000 options (with a fair market value on March 31, 2007 of $164,800) that are currently unvested would immediately vest.

        Assuming Mr. Larson’s employment was terminated without cause by us on March 31, 2007 upon a change in control, we would pay Mr. Larson $106,038 (the amount equal to one year of Mr. Larson’s base salary for the 2007 fiscal year), which shall be paid in one lump sum payment upon termination.

Non-Employee Directors’ Compensation for Fiscal Year 2007

        The following table summarizes compensation paid to non-employee directors in fiscal year ended March 31, 2007. Non-employee directors in fiscal year 2007 were Messrs. Braswell, Cohen, Kazarian and Stanton.

DIRECTOR COMPENSATION TABLE

	Fees Earned or
Name	Paid in Cash	Option Awards	Total
	($)	($)	($)

Allen S. Braswell	10,000	15,450	25,450
Irv I. Cohen	–	–	–
David W. Kazarian	12,000	24,720	36,720
John Stanton	14,000	24,720	38,720

        Directors, who are not otherwise employees of MTS, are paid an annual retainer of $10,000. In addition, the chairpersons of the: (a) Compensation Committee; and (b) Nominating Committee are compensated by an additional $2,000 retainer. The Audit Committee chairperson is compensated by an additional $4,000 retainer. In addition, for each year that an individual, who is not otherwise an employee of MTS, serves as a director, he is issued options to acquire 3,000 shares of our Common Stock at an exercise price equal to the fair market value of such shares on the date of issuance. Directors’ options are issued as of the date of each annual meeting of directors, and the options expire 10 years from their issuance date.

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2007, our Compensation Committee consisted of Messrs. Braswell, Cohen, Kazarian and Stanton. None of the members of our Compensation Committee is currently or was formerly an officer or employee of MTS. There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.

CERTAIN TRANSACTIONS

        On July 28, 2003, we and the Trust entered into an agreement whereby we agreed to purchase, and the Trust agreed to sell, certain patents and other proprietary rights for the equipment and processes that we use and sell for an aggregate purchase price of approximately $1,480,000. At that time, to satisfy the full amount of the purchase price, we issued a promissory note in the principal amount of $1,480,000 that is payable over a five year term. The promissory note bears interest at an annual rate of 6.25%. At the beginning of fiscal year 2007, we owed approximately $742,000 on the promissory note. As of July 27, 2007, we owed approximately $360,000 on the promissory note. For fiscal year 2007, we paid $308,000 of principal and $38,000 of interest under the promissory note.

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report and Audit Committee Report shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of MTS has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into MTS’s Annual Report on Form 10-K for the year ended March 31, 2007.

Submitted by the Compensation Committee

Allen S. Braswell
Irv I. Cohen
David W. Kazarian
John Stanton

The information contained in the above Compensation Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into such filings.

        During fiscal year 2007, MTS’s Audit Committee was composed of four directors, all of whom were independent, as defined by the American Stock Exchange and the applicable rules of the SEC. The Audit Committee assists the Board in general oversight of MTS’s financial accounting and reporting process, system of internal control and audit process. The Board has adopted a written charter for the Audit Committee, which is currently available on MTS’s website at www.mts-mt.com. Information contained on our website is not a part of this document.

        MTS’s management has primary responsibility for preparing MTS’s financial statements and its financial reporting process. MTS’s independent registered public accounting firm, Grant Thornton, is responsible for auditing MTS’s financial statements and for expressing an opinion whether MTS’s audited financial statements present fairly, in all material respects, our financial position, results of operations and cash flows, in conformity with accounting principles generally accepted in the United States.

        In this context, the Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2007 with MTS’s management.

2.	The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.	The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to MTS’s Board that the audited financial statements be included in MTS’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 for filing with the SEC.

Submitted by the Audit Committee

Allen S. Braswell
Irv I. Cohen
David W. Kazarian
John Stanton

The information contained in the above Audit Report shall not be deemed “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into such filings.

PROPOSAL 1 – ELECTION OF DIRECTORS

        The Board consists of only one class of directors. The current terms of five of the six directors standing for election, Todd E. Siegel, Allen S. Braswell, Irv I. Cohen, David W. Kazarian and John Stanton, expire in 2007 on the day of the Meeting. Each of these directors, along with Chet Borgida, has been nominated to stand for election at the Meeting for a term ending on the day of the 2008 annual meeting of stockholders or until a successor has been duly elected and qualified. Information concerning each of the nominees is set forth under the caption “Management.”

        Unless otherwise indicated, votes will be cast pursuant to the accompanying proxy FOR the election of these nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board, which has no reason to believe that any of the nominees named will be unable or unwilling to serve if elected.

Vote Required; Recommendation

        The six nominees for election will be elected at the Meeting by a plurality of all votes cast at the Meeting, meaning that the six nominees that receive the most votes will be elected. A properly executed proxy marked to withhold authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        The Board unanimously recommends a vote FOR each of the nominees for election as a director.

Information About the Board and Committees

        The Board has determined that the following members of the Board along with Chet Borgida, who is standing for election to the Board, are independent pursuant to Section 121A of the American Stock Exchange Company Guide and the applicable rules of the SEC: Allen S. Braswell, Irv I. Cohen, David W. Kazarian and John Stanton. The Board has determined that Todd E. Siegel, who is an MTS officer, is not independent.

        The Board met six times during fiscal year 2007. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board; and (ii) the total number of meetings of the committees upon which he served. Directors are expected to diligently fulfill their fiduciary duties to stockholders, including by preparing for, attending and participating in meetings of the Board and the committees of which the director is a member. We do not have a formal policy regarding director attendance at annual meetings of stockholders, though directors are encouraged to attend. One of the five members of the Board attended the 2006 annual meeting of stockholders.

Board Committees

        The full Board considers all major decisions. However, the Board has established the following three standing committees so that certain important areas can be addressed in more depth than may be possible in a full Board meeting:

•	Compensation Committee. The Compensation Committee reviews and approves compensation plans covering executive officers and other key management employees, reviews the competitiveness of our total compensation practices, determines the annual base salaries and incentive awards to be paid to executive officers and approves the annual salaries of all executive officers and certain other key management employees, reviews and approves hiring and severance arrangements with executive officers and prepares an annual report on our executive compensation policies and practices as may be required by SEC rules and regulations. The Compensation Committee held five meetings in fiscal year 2007. During the 2007 fiscal year, the members of the Compensation Committee were Messrs. Braswell, Cohen, Kazarian and Stanton. We believe that all members of the Compensation Committee are independent within the meaning of Section 121A of the American Stock Exchange Company Guide and the applicable rules of the SEC. The Compensation Committee’s responsibilities are more fully set forth in a written charter that was adopted by the Compensation Committee and by the Board. A copy of the charter is currently available on MTS’s website at www.mts-mt.com. Information contained on our website is not a part of this document.

The Compensation Committee has retained Mercer Human Resource Consulting to assist in the development of MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, and to consult on certain other MTS compensation matters.

•	Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for the safeguarding of assets and oversight to the quality and integrity of our accounting and reporting practices and such other duties as directed by the Board. The Audit Committee has the sole responsibility for the appointment, compensation, oversight and termination of the independent auditors who audit our financial statements. In carrying out its responsibility, the Audit Committee appoints, provides for the compensation of and oversees the work of the independent auditors; pre-approves the fees, terms and services under all audit and non-audit engagements; reviews the performance of the independent auditors and monitors and periodically reviews the independence of the independent auditors by obtaining and reviewing a report from the independent auditors at least annually regarding all relationships between the independent auditors and MTS.

Other responsibilities of the Audit Committee include reviewing with the internal auditors and the independent auditors their respective annual audit plans, staffing, reports and the results of their audits; reviewing with management and the independent auditors our annual and quarterly financial results, financial statements and results of the independent auditors’ reviews of such financial information; reviewing with the independent auditors any matters of significant disagreement between management and the independent auditors and any other problems or difficulties encountered during the course of the audit and management’s response to such disagreements, problems or difficulties; reviewing with the independent auditors: (a) all critical accounting policies and practices used in the audit, (b) all alternative treatments of financial accounting and disclosures within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and meeting with the independent auditors in executive session to discuss any other matters that the independent auditors believe should be discussed privately.

The Audit Committee also oversees our internal assurance function and compliance with procedures for the receipt, retention and treatment of complaints received by MTS regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of MTS of concerns regarding accounting or auditing matters.

During the 2007 fiscal year, the members of the Audit Committee were Messrs. Braswell, Cohen, Kazarian and Stanton, with Mr. Cohen serving as the Chairman. The Board has determined that Mr. Stanton is an “audit committee financial expert” as defined under the rules of the SEC. The Audit Committee held seven meetings in fiscal year 2007. We believe that all members of the Audit Committee are independent within the meaning of Section 121A of the American Stock Exchange Company Guide and the applicable rules of the SEC. The Audit Committee’s responsibilities are more fully set forth in a written charter that was revised and approved by the Audit Committee on June 23, 2004. A copy of the charter is currently available on MTS’s website at www.mts-mt.com. Information contained on our website is not a part of this document.

•	Nominating Committee. The Nominating Committee held four meetings in fiscal year 2007. The Nominating Committee establishes guidelines for selecting potential director candidates, identifies and evaluates such candidates and makes recommendations to the Board regarding such candidates for election to the Board.

As set forth in the general guidelines established pursuant to its charter, the Nominating Committee strives for directors who will: (a) bring to the Board a variety of experience and backgrounds; (b) bring substantial senior management experience, financial expertise and such other skills that would enhance the Board’s effectiveness and (c) represent the balanced, best interests of our stockholders as a whole and the interests of our stakeholders, as appropriate, rather than special interest groups or constituencies. In selecting nominees, the Nominating Committee assesses independence, character and integrity, potential conflicts of interest, experience and the willingness to devote sufficient time to carrying out the responsibilities of a director. The Nominating Committee has the authority to retain a search firm to be used to identify director candidates and to approve the search firm’s fees and other retention terms.

The Nominating Committee will consider nominees for the Board that are proposed by our stockholders. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders. Any stockholder who wishes to recommend a prospective nominee for the Board for the Nominating Committee’s consideration may do so by giving the candidate’s name and qualifications in writing to Corporate Secretary, MTS Medication Technologies, Inc., at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702. During the 2007 fiscal year, the members of the Nominating Committee were Messrs. Braswell, Cohen, Kazarian and Stanton. We believe that all members of the Nominating Committee are independent within the meaning of Section 121A of the American Stock Exchange Company Guide. The Nominating Committee’s responsibilities are more fully set forth in a written charter that was adopted by the Board. A copy of the charter is currently available on MTS’s website at www.mts-mt.com. Information contained on our website is not a part of this document.

Communications with the Board

        Stockholders may communicate with the Board or a specific director by writing to the Corporate Secretary, care of the Board of Directors (or, at the stockholder’s option, care of a specific director), at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702. Our Corporate Secretary will deliver any such communications (assuming it is properly marked care of the Board or care of a specific director) to the Board or the specified director, as the case may be.

Code of Ethics

        MTS has adopted a Code of Ethics that is applicable to all directors, executive officers and employees. Such Code of Ethics can be located on our website at www.mts-mt.com. Information contained on our website is not a part of this document.

PROPOSAL 2 – APPROVE THE MTS MEDICATION TECHNOLOGIES, INC. 2007 STOCK INCENTIVE PLAN

        The MTS Medication Technologies, Inc. 2007 Stock Incentive Plan provides for the granting of both Incentive Stock Options as defined in Section 422 of the Internal Revenue Code (the “Code”) and Nonstatutory Stock Options, as well as Stock Awards, Performance Units, Performance Shares and Stock Appreciation Rights. The Board recommends that stockholders approve the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan. The purposes of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants and to promote the success of MTS’s business.

        This section summarizes the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, and is qualified in its entirety by the full text of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, which is attached as Exhibit A to this Proxy Statement. Capitalized terms used in this Proposal are defined in the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan. For information on outstanding equity compensation awards under our prior plans, see the Outstanding Equity Awards at Fiscal Year-End Table above.

Proposal

        The Board of Directors recently adopted the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, subject to stockholder approval, which provides for awards of Incentive Stock Options, Nonstatutory Stock Options, Stock Awards, Performance Units, Performance Shares and Stock Appreciation Rights The MTS Medication Technologies, Inc. 2007 Stock Incentive Plan provides that the aggregate number of Shares that may be subject to future Awards under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan as of July 26, 2007, subject to adjustment upon a change in capitalization, is 600,000 Shares, all of which can be issued as Incentive Stock Options.

        The Board adopted this proposal, subject to stockholder approval. Therefore, this proposal will not become effective if the stockholders do not approve it.

        This plan is proposed in order to give MTS flexibility to grant Incentive Stock Options, Nonstatutory Stock Options, Stock Awards, Performance Units, Performance Shares and Stock Appreciation Rights under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan. We believe that grants of stock-based awards motivate high levels of performance and provide an effective means of recognizing employee contributions to our success. Moreover, stock-based award grants align the interests of the employees with the interests of the stockholders. When MTS performs well, employees are rewarded along with other stockholders. We believe that stock-based award grants are of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board believes that the ability to grant stock-based awards will be important to MTS’s future success by allowing it to remain competitive in attracting and retaining such key personnel.

Recommendation of the Board

        The Board believes that it is in the best interests of MTS to provide employees with the opportunity to acquire an ownership interest in MTS through their participation in the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan and thereby encourage them to remain in MTS’s employ and more closely align their interests with those of the stockholders.

        The Board unanimously recommends a vote FOR the approval of the MTS Medication Technologies, Inc. Stock Incentive Plan.

Summary of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, Subject to Stockholder Approval

        The following summary of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan is qualified in its entirety by the terms of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

         Purpose.    The purposes of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants and to promote the success of MTS’s business.

         Awards.    The MTS Medication Technologies, Inc. 2007 Stock Incentive Plan provides for awards of Incentive Stock Options, Nonstatutory Stock Options, Stock Awards, Performance Units, Performance Shares and Stock Appreciation Rights.

        Stock Subject to the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan. The aggregate number of Shares that may be subject to future awards under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan as of July 26, 2007, subject to adjustment upon a change in capitalization, is 600,000 Shares, of which all can be issued as Incentive Stock Options. Such Shares may be authorized, but unissued, or reacquired Shares. Shares that were subject to MTS Medication Technologies, Inc. 2007 Stock Incentive Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan. With respect to Options and Stock Appreciation Rights, if the payment upon exercise of an Option or Stock Appreciation Right is in the form of Shares, the Shares subject to the Option or Stock Appreciation Right shall be counted against the Shares available for issuance as one Share for every Share subject to the Option or Stock Appreciation Right, regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

         Administration.    The MTS Medication Technologies, Inc. 2007 Stock Incentive Plan may be administered by the Board or one or more committees of the Board (the “Administrator”). The Board may require that the Administrator be constituted to comply with Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or both. Subject to the other provisions of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of Shares subject to the award and the exercisability thereof. The Administrator may not modify or amend any outstanding stock option so as to specify a lower exercise price or accept the surrender of an outstanding stock option and authorize the granting of a new stock option with a lower exercise price in substitution for the surrendered stock option. The Compensation Committee shall have exclusive authority to construe and interpret the terms of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan and Awards and to take all other actions and make all other determinations deemed necessary or advisable for administering the plan.

         Eligibility.    The MTS Medication Technologies, Inc. 2007 Stock Incentive Plan provides that the Administrator may grant awards to Employees and Consultants. However, the Administrator may grant Incentive Stock Options only to Employees. A Grantee who has received a grant of an Award may, if he is otherwise eligible, receive additional Awards. The Administrator selects the Grantees and determines the number of Shares to be subject to each Award.

        Maximum Term and General Terms and Conditions of Awards.    With respect to any Grantee who owns stock possessing 10% or more of the voting power of all classes of stock of MTS, the maximum term of any Incentive Stock Option granted to such Grantee must not exceed five years. The term of all other Awards granted under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan may not exceed 10 years, and shall be subject to earlier termination as specified elsewhere in the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan or Award Agreement.

        Each Award granted under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan is evidenced by an Award Agreement between the Grantee and MTS and is subject to the following general terms and conditions:

(a)	Termination of Employment. If a Grantee’s Continuous Status as an Employee or Consultant terminates for any reason (other than upon the Grantee’s Retirement, death or Disability), the Grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Administrator at the time of grant and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event may the Option or Stock Appreciation Right be exercised later than the expiration of the term of such Award as set forth in the Award Agreement). In the case of an Incentive Stock Option, such period of time may not exceed three months from the Date of Termination). A Grantee’s Stock Awards shall be automatically forfeited, to the extent forfeitable immediately before the Date of Termination. A Grantee’s Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of an appropriate number of unrestricted shares. A Grantee’s Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(b)	Disability. Unless otherwise provided by the Award Agreement, if a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, the Grantee may exercise his unexercised Option or Stock Appreciation Right within 12 months from the Date of Termination, but only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event may the Option or Stock Appreciation Right be exercised later than the expiration of the term of such Award as set forth in the Award Agreement). A Grantee’s Stock Awards shall be automatically forfeited, to the extent forfeitable immediately before the Date of Termination. A Grantee’s Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of an appropriate number of unrestricted shares. A Grantee’s Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(c)	Death. Unless otherwise provided by the Award Agreement, in the event of a Grantee’s death, the Grantee’s estate or a person who acquired the right to exercise the deceased Grantee’s Option or Stock Appreciation Right by bequest or inheritance may exercise the Option or Stock Appreciation Right, but only within 12 months following the date of death, and only to the extent that the Grantee was entitled to exercise it at the date of death (but in no event may the Option or Stock Appreciation Right be exercised later than the expiration of the term of such Award as set forth in the Award Agreement). A Grantee’s Stock Awards shall be automatically forfeited, to the extent forfeitable immediately before the date of death. A Grantee’s Stock Awards that were not forfeitable immediately before the date of death shall promptly be settled by delivery to the Grantee’s estate or a person who acquired the right to Stock Grant by bequest or inheritance of an appropriate number of unrestricted shares. A Grantee’s Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of death shall terminate immediately upon the date of death.

(d)	Retirement. Unless otherwise provided by the Award Agreement, in the event that the Grantee’s Continuous Status as an Employee or Consultant terminates after the Grantee’s Retirement, the Grantee may exercise his or her unexercised Option or Stock Appreciation Right at any time within 90 days following the date of Retirement, but only to the extent that the Grantee was entitled to exercise the Option or Stock Appreciation Right at the date of Retirement (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). A Grantee’s Stock Awards shall be automatically forfeited, to the extent forfeitable immediately before the date of Retirement. A Grantee’s Stock Awards that were not forfeitable immediately before the date of Retirement shall promptly be settled by delivery to the Grantee of an appropriate number of unrestricted shares. A Grantee’s Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of Retirement shall terminate immediately upon the date of Retirement.

(e)	Nontransferability of Awards. Except as described below, an Award granted under the MTS Medication Technologies, Inc. Stock Incentive Plan is not transferable by the Grantee, other than by will or the laws of descent and distribution, and is exercisable during the Grantee’s lifetime only by the Grantee. In the event of the Grantee’s death, an Option or Stock Appreciation Right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance. To the extent and in the manner permitted by Applicable Law and the Administrator, a Grantee may transfer an award to certain family members and other individuals and entities.

        Terms and Conditions of Options. The Administrator shall not grant to any Employee or Consultant, in any fiscal year of MTS, Options to purchase more than 200,000 Shares. Each Option granted under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan is subject to the following terms and conditions:

(a)	Exercise Price. The Administrator determines the exercise price of options to purchase Shares at the time the options are granted. As a general rule, the exercise price of an Option must be no less than 100% (110% for an Incentive Stock Option granted to a 10% Stockholder) of the fair market value of the Shares on the date the Option is granted. For so long as MTS’s Common Stock is traded on the American Stock Exchange, the fair market value of a Share shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such system on the date of determination of such fair market value.

(b)	Exercise of the Option. Each Award Agreement specifies the term of the Option and the date when the Option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to MTS, specifying the number of full Shares to be purchased and by tendering full payment of the purchase price to MTS.

(c)	Form of Consideration. The consideration to be paid for the Shares issued upon exercise of an Option is determined by the Administrator and set forth in the Award Agreement. Such form of consideration may vary for each option, and may consist entirely of cash, other Shares, any combination thereof, or any other legally permissible form of consideration as may be provided in the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan and the Award Agreement.

(d)	Value Limitation. If the aggregate fair market value of all Shares subject to a Grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

(e)	Other Provisions. The Award Agreement may contain such other terms, provisions and conditions not inconsistent with the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan as may be determined by the Administrator. Shares covered by Options which have terminated and which were not exercised prior to termination will be returned to the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan.

        Stock Appreciation Rights.    The Administrator may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. Tandem Stock Appreciation Rights shall expire no later than the expiration of the related Option. Stock Appreciation Rights may be exercised by the delivery to MTS of a written notice of exercise. The exercise of a Stock Appreciation Right will entitle the Grantee to receive the excess of the fair market value of a Share over the exercise price for each Share with respect to which the Stock Appreciation Right is exercised. Payment upon exercise of a Stock Appreciation Right may be in cash, Shares or a combination of cash and Shares, as determined by the Administrator. The Administrator shall not grant to any Employee, in any fiscal year of MTS, Stock Appreciation Right covering more than 200,000 Shares.

        Stock Awards.    The Administrator may grant awards of Shares in such amount and upon such terms and conditions as the Administrator specifies in the Award Agreement. No more than 100,000 Shares may be granted pursuant to Stock Awards to an individual in any fiscal year.

        Code Section 162(m) Provisions.    To the extent the Compensation Committee considers it desirable for compensation delivered pursuant to a Stock Award to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Compensation Committee may provide that the lapsing of restrictions on the Stock Award and the distribution of Shares, as applicable, shall be subject to satisfaction of one, or more than one, objective performance targets. The Compensation Committee shall determine the performance targets that will be applied with respect to each such stock award at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance target(s) relate. The performance criteria applicable to such Stock Award will be one or more of the following criteria: stock price, average annual growth in earnings per share, increase in shareholder value, earnings per share, net income, return on assets, return on shareholders’ equity, increase in cash flow, operating profit or operating margins; MTS’s revenue growth and operating expenses.

        The Compensation Committee may appropriately adjust any evaluation of performance under the criteria set forth above to exclude certain items or events or in such other manner and to such extent as the Compensation Committee deems appropriate under the applicable circumstances. The Compensation Committee may not increase the number of Shares granted pursuant to any such Stock Award, nor may it waive the achievement of any performance target. Prior to the payment of any such Stock Award, the Compensation Committee shall certify in writing that the applicable performance target(s) was met.

        Performance Units and Performance Shares.    The Administrator may grant Awards of Performance Units and Performance Shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Administrator specifies in the Award Agreement. The Administrator will establish an initial value for each Performance Unit on the date of grant.

        The initial value of a Performance Share will be the fair market value of a Share on the date of grant. Payment of earned Performance Units or Performance Shares will occur following the close of the applicable performance period and in the form of cash, Shares or a combination of cash and Shares.

        Adjustment upon Changes in Capitalization.    In the event of changes in the outstanding stock of MTS by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of MTS, an appropriate adjustment shall be made by the Board in: (i) the number of Shares subject to the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, (ii) the number and class of Shares subject to any award outstanding under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan and (iii) the exercise price of any such outstanding award. The determination of the Board as to which adjustments shall be made shall be conclusive.

        Change in Control.    Except as otherwise provided in the Award Agreement, in the event of a Change in Control of MTS, any award outstanding on the date of such Change in Control is determined to have occurred that is not yet exercisable and vested on such date shall become fully exercisable and vested on the date of Change of Control.

        In the event of a proposed dissolution or liquidation of MTS, all outstanding Awards will terminate immediately before the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Appreciation Right shall terminate as of a date fixed by the Board and give each Grantee the right to exercise his Option or Stock Appreciation Right as to all or any part of the stock covered by such Award, including Shares as to which the Option or Stock Appreciation Right would not otherwise be exercisable.

        In the event of a merger of MTS with or into another corporation, the sale of substantially all of the assets of MTS or the acquisition by any person, other than MTS, of 50% or more of MTS’s then outstanding securities, each outstanding option and stock appreciation right shall be assumed or an equivalent option and stock appreciation right shall be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume the then outstanding options or stock appreciation rights, the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan provides for the acceleration of the exercisability of all or some outstanding options and stock appreciation rights.

        Amendment and Termination of the MTS Medication Technologies, Inc. Stock Incentive Plan.    The Board may at anytime amend, alter, suspend or terminate the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan. MTS shall obtain stockholder approval of any amendment to the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Furthermore, MTS shall obtain stockholder approval of any modification or amendment to the extent that the Board, in its sole and absolute discretion, reasonably determines, in accordance with the requirements of any exchange or quotation system on which the Common Stock is listed or quoted, that such modification or amendment constitutes a material revision or material amendment of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan. No amendment or termination of the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and MTS, which agreement must be in writing and signed by the Grantee and MTS. In any event, the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan shall terminate on July 24, 2017. Any Awards outstanding under MTS Medication Technologies, Inc. 2007 Stock Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Tax Information

        Pursuant to the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, MTS may grant Incentive Stock Options, Nonstatutory Stock Options, Stock Awards, Performance Units, Performance Shares and Stock Appreciation Rights.

        An optionee who receives an Incentive Stock Option grant will not recognize any taxable income either at the time of grant or exercise of the Option, although the exercise may subject the Grantee to the alternative minimum tax.

        Upon the sale or other disposition of the Shares more than two years after the grant of the Option and one year after the exercise of the Option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the Grantee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market of the Shares at the date of the option exercise; or (b) the sale price of the Shares. MTS will be entitled to a deduction in the same amount as the ordinary income recognized by the Grantee. Any gain or loss recognized on such a premature disposition of the Shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

        All Options that do not qualify as Incentive Stock Options are referred to as Nonstatutory Options. A Grantee will not recognize any taxable income at the time he or she receives a Nonstatutory Option grant. However, upon exercise of the Nonstatutory Option, the Grantee will recognize ordinary taxable income generally measured as the excess of the fair market value of the Shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an Option exercise by a Grantee who is also an Employee of MTS will be subject to tax withholding by MTS. Upon the sale of such Shares by the Grantee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as long-term or short-term capital gain or loss, depending on the holding period. MTS will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Grantee with respect to Shares acquired upon exercise of a Nonstatutory Option.

        With respect to Stock Awards, Stock Appreciation Rights, Performance Units and Performance Shares that may be settled either in cash or in Shares that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the Grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the Shares received. MTS will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

        With respect to Shares that are both nontransferable and subject to a substantial risk of forfeiture, the participant will realize ordinary taxable income equal to the fair market value of the Shares at the first time the Shares are either transferable or not subject to a substantial risk of forfeiture. MTS will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income realized by the Grantee.

        All of the above-described deductions are subject to the limitations on deductibility described in Section 162(m) of the Code. It is MTS’s intention that the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan be construed and administered in a manner that maximizes the deductibility of compensation under Section 162(m) of the Code.

        The foregoing is only a summary of the effect of federal income taxation upon the Grantee and MTS with respect to the grant and exercise of awards under the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, does not purport to be complete and does not discuss the tax consequences of the Grantee’s death or the income tax laws of any municipality, state or foreign country in which a Grantee may reside.

PROPOSAL 3 – RATIFY THE APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        MTS’s Board has appointed Grant Thornton as independent accountants to audit the consolidated financial statements of MTS for the fiscal year ending March 31, 2008. Representatives of Grant Thornton are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions posed by stockholders.

        The Board unanimously recommends a vote FOR the ratification of the appointment of Grant Thornton as MTS’s independent certified public accountant for fiscal year 2008.

PROPOSALS OF STOCKHOLDERS FOR THE NEXT MEETING

        Stockholders interested in presenting a proposal for consideration at our 2008 annual meeting of stockholders may do so by submitting the proposal in writing and complying with the procedures prescribed in Rule 14a-8 under the Exchange Act and our bylaws. To be eligible for inclusion, stockholder proposals must be received by our Corporate Secretary no later than ~~April 13~~ April 19, 2008. In addition, the proxy solicited by our Board for the 2008 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we are provided with notice of such proposal by ~~June 27~~ July 3, 2008. Please direct your proposals or notices of proposals to the attention of Corporate Secretary, MTS Medication Technologies, Inc., at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702.

OTHER MATTERS

        As of the date of this Proxy Statement, MTS knows of no other business to be considered at the Meeting. If any other business is properly presented, your signed proxy card gives authority to Todd E. Siegel and Michael P. Conroy, or either of them, to vote on such matters in their discretion.

        MTS will provide to any stockholder, upon the written request of any such person, a copy of MTS’s Annual Report on Form 10-K, including the financial statements and the schedules thereto, for its fiscal year ended March 31, 2007, as filed with the SEC pursuant to Rule 13a-1 under the Exchange Act. All such requests should be directed to our Corporate Secretary, MTS Medication Technologies, Inc., at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702. No charge will be made for copies of such annual report; however, a reasonable charge for the exhibits may be assessed.

        The material referred to in this Proxy Statement under the captions “Proposal 1 — Election of Directors –Information About the Board and Committees — Audit Committee,” “Compensation Committee Report” and “Audit Committee Report” shall not be deemed soliciting material or otherwise deemed filed, or subject to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by any general statement of incorporation by reference in any filings made under the Securities Act of 1933 or the Exchange Act.

        Only one copy of this Proxy Statement is being delivered to stockholders who share an address, unless we have received contrary instructions by one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement and the accompanying Annual Report to any stockholder at a shared address to which a single copy of those documents has been delivered upon the written or oral request from that stockholder. Written requests should be mailed to our Corporate Secretary, MTS Medication Technologies, Inc., at 2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702. Oral requests may be made by calling MTS’s Investor Relations at (727) 576-6311. Any stockholder sharing a single copy of the Proxy Statement and Annual Report who wishes to receive a separate mailing of our Proxy Statement and Annual Report in the future, and stockholders sharing an address and receiving multiple copies of our Proxy Statement and Annual Report who wish to share a single copy of those documents in the future should also notify us at the foregoing address or phone number.

By Order of the Board,

Michael P. Conroy
Secretary

St. Petersburg, Florida
August 13, 2007

MTS Medication Technologies, Inc.
2003 Gandy Boulevard North, Suite 800
St. Petersburg, Florida 33702

PROXY

This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Todd E. Siegel and Michael P. Conroy or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of common stock of MTS Medication Technologies, Inc. held of record by the undersigned on July 26, 2007, at the annual meeting of stockholders to be held on ~~September 13~~ September 19, 2007 or any adjournment thereof.

1.	ELECTION OF DIRECTORS		FOR the nominees listed below		WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for the nominees listed below

         (INSTRUCTION:   To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below)

Chet Borgida, Allen S. Braswell, Irv I. Cohen, David W. Kazarian, Todd E. Siegel, John Stanton

2.	Proposal to approve the MTS Medication Technologies, Inc. 2007 Stock Incentive Plan.

	FOR		AGAINST		ABSTAIN

3.	Proposal to ratify the appointment of Grant Thornton LLP as the MTS’s independent Certified Public Accountants for fiscal year 2008.

	FOR		AGAINST		ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        (Continued and to be signed on other side)

(Continued from other side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

	Please check if you plan to attend the meeting.
Dated: ______________________ 2007

Signature

Print Name

Signature if held jointly

Print Name

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EXHIBIT A

MTS Medication Technologies, Inc. 2007 Stock Incentive Plan

    1.          Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Stock Awards, Performance Units, Performance Shares or Stock Appreciation Rights.

    2.         Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any Committee or person as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)	“Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(c)	“Award” means an Option, Stock Appreciation Right, Stock Award, Performance Unit or Performance Share granted under the Plan.

(d)	“Award Agreement” means the agreement, notice and/or terms or conditions by which an Award is evidenced, documented in such form (including by electronic communication) as may be approved by the Administrator.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Change in Control” means the happening of any of the following:

(i)	When any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii)	The occurrence of a transaction requiring stockholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

(g)	“Change in Control Price” means the Fair Market Value of a Share on the date of the occurrence of a Change in Control.

(h)	“Code” means the Internal Revenue Code of 1986, as amended.

(i)	“Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(j)	“Common Stock” means the Common Stock, $.01 par value, of the Company.

(k)	“Company” means MTS Medication Technologies, Inc., a Delaware corporation.

(l)	“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, including without limitation non-Employee Directors who are paid only a director’s fee by the Company or who are compensated by the Company for their services as non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

1

(m)	“Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

(n)	“Covered Stock” means the Common Stock subject to an Award.

(o)	“Date of Grant” means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

(p)	“Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

(q)	“Director” means a member of the Board.

(r)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(s)	“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(t)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)	“Fair Market Value” means the value of a share of Common Stock. If the Common Stock is actively traded on any national securities exchange, including, but not limited to, the NASDAQ Stock Market or the New York Stock Exchange, Fair Market Value shall mean the closing price at which sales of Common Stock shall have been sold on the date of determination, as reported by any such exchange selected by the Administrator on which the shares of Common Stock are then traded. If the shares of Common Stock are not actively traded on any such exchange, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Common Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange. If there are no bid and asked prices within a reasonable period or if the shares of Common Stock are not traded on any exchange as of the determination date, Fair Market Value shall mean the fair market value of a share of Common Stock as determined by the Administrator taking into account such facts and circumstances deemed to be material by the Administrator to the value of the Common Stock in the hands of the Grantee; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Common Stock may be determined by the Administrator by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Common Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Common Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(v)	“Grantee” means an individual who has been granted an Award.

(w)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)	“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

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(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)	“Option” means a stock option granted under the Plan.

(aa)	“Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

(bb)	“Performance Period” means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

(cc)	“Performance Share” has the meaning set forth in Section 9 of the Plan.

(dd)	“Performance Unit” has the meaning set forth in Section 9 of the Plan.

(ee)	“Plan” means this MTS Medication Technologies, Inc. 2007 Stock Incentive Plan, as it may be amended from time to time.

(ff)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(gg)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(hh)	“Stock Appreciation Right” or “SAR” has the meaning set forth in Section 7 of the Plan.

(ii)	“Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

(jj)	“Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

    3.          Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is 600,000 Shares, all of which can be issued as Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). With respect to Options and Stock Appreciation Rights, if the payment upon exercise of an Option or SAR is in the form of Shares, the Shares subject to the Option or SAR shall be counted against the available Shares as one Share for every Share subject to the Option or SAR, regardless of the number of Shares used to settle the SAR upon exercise.

    4.        Administration of the Plan.

(a)	Procedure.

(i)	Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to different groups of Employees and Consultants, provided however, that the administrative authority set forth in items (vii), (viii), (ix), (xii), (xiii), (xiv), (xv), and (xvi) of Section 4(b) below shall be exercised only by the Compensation Committee. Except as provided below, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.

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(ii)	Rule 16b-3. To the extent the Board or the Compensation Committee considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Section 162(m) of the Code. To the extent the Board or the Compensation Committee considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

(b)	Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole and absolute discretion:

(i)	to determine the Fair Market Value of the Common Stock, in accordance with Section 2(v) of the Plan;

(ii)	to select the Grantees to whom Awards will be granted under the Plan;

(iii)	to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

(iv)	to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

(v)	to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, and which may be delivered electronically, for use under the Plan;

(vi)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;

(vii)	to construe and interpret the terms of the Plan and Awards;

(viii)	to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix)	to modify or amend each Award (subject to Section 12 of the Plan). However, the Administrator may not modify or amend any outstanding Option or SAR to reduce the exercise price of such Option or SAR, as applicable, below the exercise price as of the Date of Grant of such Option or SAR. In addition, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR or other Award having a lower exercise price;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	to determine the terms and restrictions applicable to Awards;

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(xii)	to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

(xiii)	to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act;

(xiv)	to provide any notice or other communication required or permitted by the Plan in either written or electronic form; and

(xv)	to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(xvi)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

    5.        Eligibility and General Conditions of Awards.

(a)	Eligibility. Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

(b)	Maximum Term. Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement.

(c)	Award Agreement. To the extend not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement. The Administrator, in its sole and absolute discretion, may require as a condition to any Award Agreement’s effectiveness that the Award Agreement be executed by the Grantee, including by electronic signature or other electronic indication of acceptance, and that the Grantee agree to such further terms and conditions as specified in the Award Agreement.

(d)	Termination of Employment or Consulting Relationship. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s Retirement (defined below), death or Disability), then, unless otherwise provided by the Award Agreement, and subject to Section 10 of the Plan:

(i)	the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). The Administrator shall determine such period of time (which for an Incentive Stock Option shall in no event exceed three months from the Date of Termination) when the Option is granted, and such period of time shall be specified in the Award Agreement. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan. An Award Agreement may also provide that if the exercise of an Option following the Date of Termination would be prohibited at any time because the issuance of Shares would violate Company policy regarding compliance with Applicable Law, then the exercise period shall terminate on the earlier of (A) the expiration of the term of the Option set forth in Section 6(b) of the Plan or (B) the expiration of a period of 10 days after the Date of Termination during which the exercise of the Option would not be in violation of such requirements;

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(ii)	the Grantee’s Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii)	the Grantee’s Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Stock Awards;

(iv)	any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(e)	Disability of Grantee. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement:

(i)	the Grantee may exercise his or her unexercised Option or SAR at any time within 12 months from the Date of Termination, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the Date of Termination (but in no event later than the expiration of the term of the Option or SAR as set forth in the Award Agreement). If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(ii)	the Grantee’s Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii)	the Grantee’s Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Stock Awards;

(iv)	any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(f)	Death of Grantee. In the event of the death of an Grantee, then, unless otherwise provided by the Award Agreement,

(i)	the Grantee’s unexercised Option or SAR may be exercised at any time within 12 months following the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement), by the Grantee’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall immediately revert to the Plan. If, after death, the Grantee’s estate or a person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise the Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(ii)	the Grantee’s Stock Awards, to the extent forfeitable immediately before the date of death, shall thereupon automatically be forfeited;

(iii)	the Grantee’s Stock Awards that were not forfeitable immediately before the date of death shall promptly be settled by delivery to the Grantee’s estate or a person who acquired the right to hold the Stock Grant by bequest or inheritance, of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Stock Awards;

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(iv)	any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of death shall terminate immediately upon the date of death.

(g)	Retirement of Grantee. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates after the Grantee’s attainment of age 65 (hereinafter, “Retirement”), then, unless otherwise provided by the Award Agreement,

(i)	the Grantee may exercise his or her unexercised Option or SAR at any time within 90 days following the date of Retirement (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement), but only to the extent that the Grantee was entitled to exercise the Option or SAR at the date of Retirement. If, at the time of Retirement, the Grantee was not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall immediately revert to the Plan. If, after Retirement, the Grantee does not exercise the Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(ii)	the Grantee’s Stock Awards, to the extent forfeitable immediately before the date of Retirement, shall thereupon automatically be forfeited;

(iii)	the Grantee’s Stock Awards that were not forfeitable immediately before the date of Retirement shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Stock Awards;

(iv)	any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of Retirement shall terminate immediately upon the date of death.

(h)	Nontransferability of Awards.

(i)	Except as provided in Section 5(h)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(ii)	Except as provided in Section 5(h)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred to encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii)	To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:

(A)	a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

(B)	any person sharing the employee’s household (other than a tenant or employee);

(C)	a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D)	a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

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(E)	any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

    6.           Stock Options.

(a)	Limitations.

(i)	Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Any Option designated as an Incentive Stock Option:

(A)	shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

(B)	shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

(1)	The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(2)	If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B)during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.

(ii)	No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 10 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 10 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

(b)	Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

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(c)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

(A)	In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

(B)	Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value.

(d)	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

(e)	Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of the following:

(i)	cash;

(ii)	pursuant to procedures approved by the Administrator, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise;

(iii)	subject to the approval of the Administrator, by the surrender of all or part of an Award;

(iv)	subject to the approval of the Administrator, by the tender to the Company of Shares owned by the Grantee and registered in his name having a Fair Market Value equal to the amount due to the Company;

(v)	subject to the approval of the Administrator, in other property, rights and credits deemed acceptable by the Administrator; or

(vi)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law and deemed acceptable by the Administrator.

(f)	Exercise of Option.

(i)	Procedure for Exercise; Rights as a Stockholder.

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(A)	Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

(B)	An Option may not be exercised for a fraction of a Share.

(C)	An Option shall be deemed exercised when the Company receives:

(1)	written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise) from the person entitled to exercise the Option, and

(2)	full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.

(3)	Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until such Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10 of the Plan.

(4)	Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    7.            Stock Appreciation Rights.

(a)	Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option.

(b)	Limitation. No Employee shall be granted, in any fiscal year of the Company, SARs covering more than 200,000 Shares. The limitation described in this Section 7(b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 10 of the Plan. If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 10 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(b).

(c)	Exercise of SARs. SARs shall be exercised by the delivery of a written or electronic notice of exercise to the Company (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise), setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

(i)	with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii)	only with respect to the Shares for which its related Option is then exercisable; and

(iii)	only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

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The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

(d)	Payment of SAR Benefit. Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii)	the number of Shares with respect to which the SAR is exercised;

provided,     that the Administrator may provide in the Award Agreement that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant as the Administrator shall specify. As determined by the Administrator, the payment upon exercise of an SAR may be in cash, in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

    8.            Stock Awards.

(a)	Authorization to Grant Stock Awards. Subject to the terms and conditions of the Plan, the Administrator may grant Stock Awards to Employees or Consultants from time to time. Each Stock Award shall be evidenced by an Award Agreement that shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. No more than 100,000 Shares may be granted pursuant to Stock Awards to an individual Grantee in any fiscal year.

(b)	Code Section 162(m) Provisions.

(i)	Notwithstanding any other provision of the Plan, if the Compensation Committee of the Board (the “Compensation Committee”) determines at the time a Stock Award is granted to a Grantee that such Grantee is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Stock Award, a “covered employee” within the meaning of Section 162(m)(3) of the Code, and to the extent the Compensation Committee considers it desirable for compensation delivered pursuant to such Stock Award to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, then the Compensation Committee may provide that this Section 8(b) is applicable to such Stock Award under such terms as the Compensation Committee shall determine.

(ii)	If a Stock Award is subject to this Section 8(b), then the lapsing of restrictions thereon and the distribution of Shares pursuant thereto, as applicable, shall be subject to satisfaction of one, or more than one, objective performance targets. The Compensation Committee shall determine the performance targets that will be applied with respect to each Stock Award subject to this Section 8(b) at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance target(s) relate. The performance criteria applicable to Stock Awards subject to this Section 8(b) will be one or more of the following criteria: (A) stock price; (B) average annual growth in earnings per share; (C) increase in shareholder value; (D) earnings per share; (E) net income; (F) return on assets; (G) return on shareholders’ equity; (H) increase in cash flow; (I) operating profit or operating margins; (J) revenue growth of the Company; and (K) operating expenses.

(iii)	Notwithstanding any contrary provision of the Plan, the Compensation Committee may not increase the number of shares granted pursuant to any Stock Award subject to this Section 8(b), nor may it waive the achievement of any performance target established pursuant to this Section 8(b).

(iv)	Prior to the payment of any Stock Award subject to this Section 8(b), the Compensation Committee shall certify in writing that the performance target(s) applicable to such Stock Award was met.

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(v)	The Compensation Committee shall have the power to impose such other restrictions on Stock Awards subject to this Section 8(b) as it may deem necessary or appropriate to ensure that such Stock Awards satisfy all requirements for “performance-based compensation” within the meaning of Code section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto.

    9.           Performance Units and Performance Shares.

(a)	Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Employee or Consultant in such amounts and upon such terms as the Administrator shall determine.

(b)	Value/Performance Goals. Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(c)	Payment of Performance Units and Performance Shares.

(i)	Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

(ii)	If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

(d)	Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

    10.           Adjustments Upon Changes in Capitalization or Change of Control.

(a)	Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

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(b)	Change in Control. In the event of a Change in Control, then the following provisions shall apply:

(i)	Vesting. Except as otherwise provided in the Award Agreement, any Award outstanding on the date such Change in Control is determined to have occurred that is not yet exercisable and vested on such date shall become fully exercisable and vested on the date of such Change in Control.

(ii)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Award is outstanding, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or SAR shall terminate as of a date fixed by the Board and give each Grantee the right to exercise his or her Option or SAR as to all or any part of the Covered Stock, including Shares as to which the Option or SAR would not otherwise be exercisable.

(iii)	Merger or Asset Sale. Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in the event of such a merger or sale each outstanding Option or SAR shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or a Parent or Subsidiary of the successor corporation does not agree to assume the Option or SAR or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise the Option or SAR as to all or a portion of the Covered Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or SAR exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Grantee that the Option or SAR shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Covered Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Optioned Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

(iv)	Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control other than the dissolution or liquidation of the Company, a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in the event of such a Change in Control, all outstanding Options and SARs, to the extent they are exercisable and vested (including Options and SARs that shall become exercisable and vested pursuant to Section 1o(b)(i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Options or SARs). These cash proceeds shall be paid to the Grantee or, in the event of death of a Grantee prior to payment, to the estate of the Grantee or to a person who acquired the right to exercise the Option or SAR by bequest or inheritance.

    11.            Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until July 24, 2017, unless terminated earlier under Section 12 of the Plan.

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    12.            Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)	Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Furthermore, the Company shall obtain stockholder approval of any modification or amendment of the Plan to the extent that the Board, in its sole and absolute discretion, reasonably determines, in accordance with the requirements of any exchange or quotation system on which the Common Stock is listed or quoted, that such modification or amendment constitutes a material revision or material amendment of the Plan. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

    13.            Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    14.            Liability of Company.

(a)	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)	Grants Exceeding Allotted Shares. If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Covered Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 12 of the Plan.

    15.            Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    16.            Rights of Employees and Consultants. Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

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    17.            Tax Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan.

    18.            Sub-plans for Foreign Subsidiaries. The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

    19.            Governing Law. The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

    20.            Certain Limitations on Awards to Ensure Compliance with Code Section 409A. For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Grantee) being “permitted” under Code Section 409A mean, for a 409A Award (meaning an Award that constitutes a deferral of compensation under Code Section 409A and regulations thereunder), that the term or event will not cause the Grantee to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award (meaning all Awards other than 409A Awards), that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Grantee with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i).

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